Exhibit 10.29

ADDENDUM TO LICENSE AGREEMENT

This Addendum, effective as of 9 February 2018, is hereby made a part of the License Agreement entered into as of 3 July 2017 (“Agreement”) between Aptorum Therapeutics Limited (formerly known as APTUS Therapeutics Limited), hereinafter “Aptorum” on the one part and

(1)	PolyU Technology and Consultancy Co. Ltd. (“PTeC”),

(2)	The Royal Institution for the Advancement of Learning/McGill University (“McGill”),

(3)	Wayne State University (“WSU”),

(4)	H. Lee Moffitt Cancer Center and Research Institute Inc. (“MCC”) and

(5)	The Chinese University of Hong Kong (“CUHK”)

are hereinafter referred to collectively as the “Licensors”.

WHEREAS, the Parties have entered into a License Agreement dated 3 July 2017 whereby Licensors have licensed certain patent rights to APTUS Therapeutics Limited as set out in the Agreement:

WHEREAS, APTUS Therapeutics Limited changed its company name to Aptorum Therapeutics Limited effective from 19 September 2017;

WHEREAS, the company name change will have no impact on the Agreement and Aptorum will continue to perform all of its obligations under the Agreement;

WHEREAS, it is in the mutual best interests of Aptorum and Licensors to amend the Agreement to reflect this company name change; and

WHEREAS, all parties agree to amend said Agreement. NOW, THEREFORE, the parties hereto agree as follows:

1)	Effective as of 19 September 2017 APTUS Therapeutics Limited changed its legal company name to Aptorum Therapeutics Limited.

2)	Aptorum will continue to perform all of its duties, responsibilities, and obligations under the Agreement.

3)	Licensors hereby consent to continuing the Agreement with Aptorum.

4)	Where the term APTUS Therapeutics Limited shall appear in the original Agreement as amended, the term shall hereinafter mean and refer to Aptorum Therapeutics Limited.

5)	Except as expressly amended hereby, all the remaining provisions of the Agreement shall remain in full force and effect.

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In Witness whereof the parties hereto have signed this Agreement on the date first above written.

SIGNED for and on behalf of

PolyU Technology and Consultancy Co. Ltd.

/s/ Miranda Lou
Signature

Dr. Miranda Lou
Printed Name

Director
Title

12 JAN 2018
Date

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In Witness whereof the parties hereto have signed this Agreement on the date first above written.

SIGNED for and on behalf of

The Royal Institution for the Advancement of Learning/McGill University

/s/ Martha Crago
Signature

Prof. Martha Crago
Printed Name

Vice-Principal Research & Innovation
Title

11/14/17
Date

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In Witness whereof the parties hereto have signed this Agreement on the date first above written.

SIGNED for and on behalf of

Wayne State University

/s/ Joan Dunbar
Signature

Joan Dunbar, PhD
Printed Name

Associate Vice President Technology Committee
Title

Nov 3, 2017
Date

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4

In Witness whereof the parties hereto have signed this Agreement on the date first above written.

SIGNED for and on behalf of

H. Lee Moffitt Cancer Center and Research Institute Inc.

/s/ James K. Mule
Signature

James J. Mule, PhD
Printed Name

Associate Center Director, Translational Science
Title

11/6/17
Date

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5

In Witness whereof the parties hereto have signed this Agreement on the date first above written.

SIGNED for and on behalf of

The Chinese University of Hong Kong

/s/ Walter K.K. Ho
Signature

Walter K.K. Ho (Prof)
Printed Name

Director
Title

03 JAN 2018
Date

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